UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2018

Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

310 Seven Springs Way, Suite 500

Brentwood, Tennessee  37027

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01                   Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On May 17, 2018, Surgery Partners, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through May 17, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through May 17, 2018, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2017 and 2016 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. The Audit Committee discussed the material weaknesses with EY, and the Company has authorized EY to fully respond to the inquiries of Deloitte & Touche LLP (“Deloitte”), the successor independent registered public accounting firm, concerning such matters.

The Company provided EY with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”), and requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company. A copy of that letter, dated May 18, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b)                                 Engagement of Independent Registered Public Accounting Firm

On May 18, 2018, the Company engaged Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through May 17, 2018, the Company did not consult with Deloitte regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (c) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated May 18, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ Thomas Cowhey
Thomas Cowhey Chief Financial Officer

Date:  May 18, 2018

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